UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 29, 2021

LINCOLN EDUCATIONAL SERVICES CORPORATION

(Exact name of registrant as specified in its chapter)

New Jersey	000-51371	57-1150621

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:	(973) 736-9340

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Sale-Leaseback Transaction — Denver, Colorado and Grand Prairie, Texas Campuses

As previously disclosed, on September 24, 2021, Lincoln Technical Institute, Inc. and LTI Holdings, LLC, each a wholly-owned subsidiary of Lincoln Educational Services Corporation (the “Company”), entered into an Agreement for Purchase and Sale of Property for the sale of the properties located at 11194 E. 45th Avenue, Denver, Colorado 80239 and 2915 Alouette Drive, Grand Prairie, Texas 75052, at which the Company operates its Denver and Grand Prairie campuses, respectively, to LNT Denver (Multi) LLC, a subsidiary of LCN Capital Partners (“LNT”), for an aggregate purchase price of $46.5 million, subject to customary adjustments at closing. The closing of the sale transaction occurred on October 29, 2021.

Simultaneously with the closing of the sale, Lincoln Technical Institute, Inc. and LNT have entered into triple-net lease agreements for each of the campuses pursuant to which the properties are being leased back to the Company for a twenty-year term at an initial annual base rent, payable quarterly in advance of approximately $2.6 million for the first year with annual 2.00% increases thereafter and includes four subsequent five-year renewal options in which the base rent is reset at the commencement of each renewal term at then current fair market rent for the first year of each renewal term with annual 2.00% increases thereafter in each such renewal term. The lease agreements, in each case, provide for the Company to have the right of first offer should LNT wish to sell the property. The Company has provided a guaranty of the financial and other obligations of its subsidiary under each lease agreement.

The closing of the sale lease-back transaction provided the Company with net proceeds of approximately $28.5 million after deduction of transaction-related expenses of approximately $1.2 million and repayment of the Company’s outstanding term loan and swap termination fee of approximately $16.8 million, resulting in an annual interest savings of approximately $0.8 million. The Company anticipates using the remaining proceeds to fund strategic growth initiatives including program expansion and new geographic markets and to upgrade existing facilities as well as for general working capital purposes. The Company plans to utilize its available Federal and State net operating losses to substantially offset the tax liability associated with the Property Transactions.

Other than in respect to the transactions discussed above, there are no material relationships between the parties involved and the Company or any of its affiliates, or any director or officer or any associates of any such director or officer.

The foregoing descriptions of the Agreement for Purchase and Sale of Property, the lease agreements and the guaranties are summaries and do not purport to be a complete description of the parties’ rights and obligations under these documents. The above descriptions are qualified in their entirety by reference to the complete documents copies of which were filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on September 28, 2021.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant.

To the extent applicable, information set forth in Section 2.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On October 29, 2021, the Company issued a press release announcing the closing of the sale-leaseback transaction. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained under this Item 8.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact including, without limitation, statements with respect to the use of the net proceeds of the real estate transaction reported herein are forward-looking statements. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. The Company cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. The Company does not intend to update or revise any forward-looking statements made herein or any other forward-looking statements as a result of new information, future events or otherwise. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

10.1	Agreement for Purchase and Sale of Property, dated as of September 24, 2021 by and between Lincoln Technical Institute, Inc. and LNT Denver (Multi) LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2021)

99.1	Press Release of Lincoln Educational Services Corporation, dated October 29, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: November 2, 2021
	By:	/s/ Brian K. Meyers
	Name:	Brian K. Meyers
	Title:	Executive Vice President, Chief Financial Officer and Treasurer